EFFECTIVE SEPTEMBER 15,
1999 THE NAME OF THE
COMPANY IS CHANGED TO
PROTHERICS PLC


EXHIBIT A TO DEPOSIT
AGREEMENT
File No. 33-85984

AMERICAN DEPOSITARY
SHARES (Each American
Depositary Share represents four
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE
PAR VALUE OF 2p EACH OF
PROTEUS INTERNATIONAL PLC
(AN ENGLISH INCORPORATED
COMPANY)


THE BANK OF NEW
YORK as depositary (hereinafter
called the "Depositary"), hereby
certifies that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________
AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary
Shares (herein called "Shares") of
Proteus International PLC, an
English incorporated company
(herein called the "Company").  At
the date hereof, each American
Depositary Share represents four
Shares which are deposited or
subject to deposit under the deposit
agreement at the London, United
Kingdom office of The Bank of New
York (herein called the
"Custodian").  The Depositary's
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at 48 Wall Street, New York,
N.Y. 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286

1.	THE DEPOSIT
AGREEMENT.
This American Depositary Receipt is
one of an issue (herein called
"Receipts"), all issued and to be
issued upon the terms and conditions
set forth in the deposit agreement,
dated as of June 20, 1995 (herein
called the "Deposit Agreement"), by
and among the Company, the
Depositary, and all Owners and
holders from time to time of Receipts
issued thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms conditions
thereof.  The Deposit Agreement sets
forth the rights of Owners and
holders of the Receipts and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
office and at the office of the
Custodian.

The statements made on the face and
reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement, and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.

2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
Upon surrender at the Corporate
Trust Office of the Depositary of this
Receipt, and upon payment of the fee
of the Depositary provided in this
Receipt, and subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or upon
his order, of the Deposited Securities
at the time represented by the
American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by him or by the delivery of
certificates properly endorsed or
accompanied by proper instruments
of transfer and (b) any other
securities, property and cash to
which such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.

3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to
pay any applicable transfer taxes and
the expenses of the Depositary and
upon compliance with such
regulations, if any, as the Depositary
may establish for such purpose.  This
Receipt may be split into other such
Receipts, or may be combined with
other such Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or transfer or withdrawal
of any Deposited Securities, the
Depositary, the Custodian or the
Registrar may require payment from
the presentor of the Receipt of a sum
sufficient to reimburse it for any tax
or other governmental charge and
any stock transfer or registration fee
with respect thereto (including any
such tax or charge and fee with
respect to Shares being deposited or
withdrawn), and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with such any
regulations the Depositary may
establish consistent with the
provisions of the Deposit Agreement
or this Receipt, including, without
limitation, paragraph (22) of this
Receipt.

Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement
or this Receipt, or for any other
reason, subject to the provisions of
the following sentence.  The
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary delays
caused by closing the transfer books
of the Depositary or the Company or
the deposit of Shares in connection
with voting at a shareholders'
meeting, or the payment of
dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933, unless a registration statement
is in effect as to such Shares.

4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other governmental
charge shall become payable with
respect any Receipt or any Deposited
Securities represented hereby, such
tax or other governmental charge
shall be payable by the Owner hereof
to the Depositary.  The Depositary
may refuse to effect any transfer of
this Receipt or any withdrawal of
Deposited Securities evidenced by
such Receipt until such payment is
made, and may withhold any
dividends or other distributions, or
may sell for the account of the
Owner hereof any part or all of the
other Deposited Securities
represented by the American
Depositary Shares evidenced by this
Receipt, and may apply such
dividends or other distributions or
the proceeds of any such sale in
payment of such tax or other
governmental charge and the Owner
hereof shall remain liable for any
deficiency.

5.	WARRANTIES ON
DEPOSITORS.
Every person depositing Shares
hereunder shall be deemed thereby to
represent and warrant that such
Shares and each certificate therefor
are validly issued, fully paid,
non-assessable and subject only to
the pre-emptive rights of the holders
of outstanding Shares and that the
person making such a deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under
the Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares for
deposit or any Owner of a Receipt
may be required from time to time to
file with the Depositary or the
Custodian such proof of citizenship,
residence, exchange control
approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the United
Kingdom which is then performing
the function of the regulation of
currency exchange.

7.	CHARGES OF
DEPOSITARY.
The Company agrees to pay the fees,
reasonable expenses and out-of-
pocket charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between the
Depositary and the Company from to
time.  The Depositary shall present
its statement for such charges and
expenses to the Company once every
three months.  The charges and
expenses of the Custodian are for the
sole account of the Depositary.

The following charges shall be
incurred by any party depositing or
withdrawing Shares or by any party
surrendering Receipts or to whom
Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.3 of the Deposit
Agreement), whichever applicable:
(1) taxes and other governmental
charges, (2) such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
hereunder, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in this
Deposit Agreement, (4) such
reasonable expenses as are incurred
by the Depositary in the conversion
of foreign currency pursuant to
Section 4.5 of the Deposit
Agreement, (5) a fee of $5.00 or less
per 100 American Depositary Shares
(or portion thereof) for the execution
and delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement, and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to,
Sections 4.1 through 4.4 thereof, and
(7) a fee for the distribution of
securities pursuant to Section 4.2 of
the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause (7) treating all such securities
as if they were Shares), but which
securities are instead distributed by
the Depositary to Owners.

The Depositary, subject to Paragraph
(8) hereof, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.

9.	LOANS AND PRE-
RELEASE OF RECEIPTS.
Notwithstanding Section 2.3 of the
Deposit Agreement, the Depositary
may execute and deliver Receipts
prior to the receipt of Shares
pursuant to Section 2.9 of the
Deposit Agreement ("Pre-Release").
The Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such Pre-
Release or the Depositary knows that
such Receipt has been Pre-Released.
The Depositary may receive Receipts
in lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts are to be
delivered that such person, or its
customer, ownes the Shares or
Receipts to be remitted, as the case
may be, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary
determines, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of
American Depositary Shares which
are outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent (30%)
of the Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
change or disregard such limit from
time to time as it deems reasonably
appropriate.

The Depositary may retain for its
own account any compensation
received by it in connection with the
foregoing.

9.  	TITLE TO RECEIPTS.
It is a condition of this Receipt and
every successive holder and Owner
of this Receipt by accepting or
holding the same consents and
agrees, that title to this Receipt when
properly endorsed or accompanied
by proper instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument, provided,
however, that the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.

10. 	VALIDITY OF RECEIPT
This Receipt shall not be entitled to
any benefits under the Deposit
Agreement or be valid or obligatory
for any purpose, unless this Receipt
shall have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory or the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of such Registrar.

11.	REPORTS; INSPECTION
OF TRANSFER BOOKS
The Company currently furnishes the
Securities and Exchange
Commission (hereinafter called the
"Commission") with certain public
reports and documents required by
foreign law or otherwise under Rule
12g3-2(b) under the Securities
Exchange Act of 1934.

Such reports and communications
will be available for inspection and
copying by holders and Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.

The Depositary will make available
for inspection by Owners of Receipts
at its Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company, which are both (a)
received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also send to Owners
of Receipts copies of such reports
when furnished by the Company
pursuant to the Deposit Agreement.

The Depositary will keep books for
the registration of Receipts and
transfers of Receipts which at all
reasonable times will be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners in the
interest of a business or object other
than the business of the Company or
a matter related to the Deposit
Agreement or the Receipts.

12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary receives
any cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis in to United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
to the Owners of Receipts entitled
thereto, provided, however, that in
the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes, the
amount distributed to the Owners of
the Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.

Subject to the provisions of Section
4.11 and 5.9, of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in Sections 4.
1, 4.3 or 4.4 of the Deposit
Agreement, the Depositary will
cause the securities or property
received by it to be distributed to the
Owners of Receipts entitled thereto,
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees of the Depositary as
provided in Section 5.9) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto
as in the case of a distribution
received in cash.

If any distribution consists of a
dividend in, or free distribution of,
Shares, the Depositary may and shall
if the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing the
amount of Shares received as such
dividend or free distribution subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.

In the event that the Depositary
determines that any distribution in
property (including Shares and rights
to subscribe therefor) is subject to
any tax or other governmental charge
which the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of all
or a portion of such property
(including Shares and rights to
subscribe therefor) in such amounts
and in such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.

13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary shall
receive foreign currency, by way of
dividends or other distributions or
the net proceeds from the sale of
securities, property or rights, and if
at the time of the receipt thereof the
foreign currency so received can in
the judgment of the depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, by sale or in any other
manner that it may determine, such
foreign currency into Dollars and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery or otherwise and
shall be net of any expenses or
conversion into Dollars incurred by
the Depositary as provided in
Section 5.9 of the Deposit
Agreement.

If such conversion or distribution can
be effected only with the approval or
license of any government or agency
thereof, the Depositary shall file such
application for approval or license, if
any, as it may deem desirable.

If at any time the Depositary shall
determine that in its reasonable
judgment any foreign currency
received by the Depositary is not
convertible on a reasonable basis
into Dollars transferable to the
United States, or if any approval or
license of any government or agency
thereof which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such approval or
license is not obtained within a
reasonable period as determined by
the Depositary, the Depositary may
distribute the foreign currency (or an
appropriate document evidencing the
right to receive such foreign
currency) received by the Depositary
to, or in its discretion may hold such
foreign currency uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled to receive the same.

If any such conversion of foreign
currency, in whole or in part, cannot
be effected for distribution to some
of the Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.

14.	RIGHTS
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall have discretion as to
the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available in Dollars
to such Owners or, if by the terms of
such rights offering or, for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary may distribute, to any
Owners to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.  If the
Depositary determines in its
discretion that it is not lawful and
feasible to make such rights
available certain Owner, it may sell
the rights or warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.9 of this Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.  The Depositary shall not
be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.

In circumstances in which rights
would otherwise not be distributed, if
an Owner of Receipts requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Owner
hereunder, the Depositary will make
such rights available to such Owner
upon written notice from the
Company to the Depositary that (a)
the Company has elected in its sole
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.

If the Depositary has distributed
warrants or other instruments for
rights to all or certain Owners, then
upon instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
of the Depositary and any other
charges as set forth in such warrants
or other instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase the
Shares, and the Company shall cause
the Shares so purchased to be
delivered to the Depositary on behalf
of such Owner.  As agent for such
Owner, the Depositary will cause the
Shares so purchased to be deposited
pursuant to Section 2.2 of the
Deposit Agreement, and shall,
pursuant to Section 2.3 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.  In
the case of a distribution pursuant to
the second paragraph of this section,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.

If the Depositary determines in its
discretion that it is not lawful and
feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.9 of this Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
this Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.

The Depositary will not offer rights
to Owners unless both the rights and
the securities to which such rights
relate are either exempt from
registration under the Securities Act
of 1933 with respect to a distribution
to Owners or are registered under the
provisions of such Act.  If an Owner
of Receipts requests distribution of
warrants or other instruments,
notwithstanding that there has been
no such registration under such Act,
the Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Issuer upon
which the Depositary may rely that
such distribution to such Owner is
exempt from such registration.

The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.

15.	RECORD DATES.
Whenever any cash dividend or other
cash distribution shall become
payable or any distribution other
than cash shall be made, or whenever
rights shall be issued with respect to
the Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date (a)
for the determination of the Owners
who shall be (i) entitled to receive
such dividend, distribution or rights,
or the net proceeds of the sale
thereof, or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.

 16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the
form of which shall be in the sole
discretion of the Depositary, which
shall contain (a) such information as
is contained in such notice of
meeting, and (b) a statement that the
Owners of Receipts as of the close of
business on a specified record date
will be entitled, subject to any
applicable provision of law and of
the Articles of Association of the
Company, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or Deposited Securities
represented by their respective
American Depositary Shares, and (c)
the manner in which such
instructions may be given, including
instructions or deemed instructions
to give a discretionary proxy to a
person designated by the Issuer.
Upon the written request of an
Owner of a receipt on such record
date, received on or before the date
established by the Depositary for
such purpose, the Depositary shall
endeavor in so far as practicable to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.   In the event
such instructions are not received by
the Depositary from any Owner, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
insofar as such deemed proxy may
be permitted under applicable law,
provisions of or governing the
Deposited Securities and the
Company's Articles of Association.

17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in par value, split-
up, consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and the American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence. In any such
case the Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a dividend
on the Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.

18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor the
Company shall incur any liability to
the Owner or holder of any Receipt,
if by reason of any provision of any
present or future law of any country
or of any governmental authority, or
by reason of any provision, present
or future, of the Articles of
Association of the Company, or by
reason of any act of God or war or
other circumstance beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject to any
civil or criminal penalty on account
of doing or performing any act or
thing which by the terms of the
Deposit Agreement it is provided
shall be done or performed; nor shall
the Depositary or Company incur
any liability to any Owner or holder
of a Receipt by reason of any non-
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.
Where by the terms of a distribution
pursuant to Sections 4.1, 4.2, or 4.3
of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or holders of
Receipts, except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability be
furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be liable for acts or omissions
made by a successor depositary
whether in connection with a
previous act or omission of the
Depositary or in connection with a
matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability arises
the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Company agrees to
indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
(including, but not limited to, the
fees and expenses of counsel) which
may arise out of acts performed or
omitted, in accordance with the
provisions of this Deposit Agreement
and of the Receipts, as the same may
be amended, modified or
supplemented from time to time, (i)
by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates.

The indemnities contained in the
preceding paragraph shall not extend
to any liability or expense which
arises solely and exclusively out of a
Pre-Release (as defined in Section
2.9 of the Deposit Agreement) of a
Receipt or Receipts in accordance
with Section 2.9 of the Deposit
Agreement and which would not
otherwise have arisen had such
Receipt or Receipts not been the
subject of a Pre-Release pursuant to
Section 2.9 of the Deposit
Agreement; provided, however, that
the indemnities provided in the
preceding paragraph shall apply to
any such liability or expense (i) to
the extent that such liability or
expense would have arisen had a
Receipt or Receipts not been the
subject of a Pre-Release, or (ii0
which may arise out of a
misstatement or alleged
misstatement or omission or alleged
omission in any registration, proxy
statement, prospectus, (or placement
memorandum), or preliminary
prospectus (or preliminary placement
memorandum), or preliminary
prospectus (or preliminary placement
memorandum) relating to the offer or
sale of American Depositary Shares,
except to the extent any such liability
or expense arises out of (i)
information relating to the
Depositary or any Custodian, as
applicable, furnished in writing and
not materially changed or altered by
the Company expressly for use in
any of the foregoing documents, or,
(ii) if such information is provided,
the failure to state a materials fact
necessary to make the information
provided not misleading.  No
disclaimer of liability under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement.

19.	RESIGNATION AND
REMOVAL OF DEPOSITARY
The Depositary may at any time
resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.

20.	AMENDMENT OF
DEPOSIT AGREEMENT AND
RECEIPTS.
The form of the Receipts and any
provisions of the Deposit Agreement
may at any time and from time to
time be amended by agreement
between the Company and the
Depositary in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby. In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.

21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary shall at any time at
the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate this Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time ninety
days shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, will be entitled to delivery,
to him or upon his order, of the
amount of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt.
If any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof, and
shall not give any further notices or
perform any further acts under this
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in this
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of this Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges
and expenses.


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